Exhibit 10.3

Execution Version

SECURITY AGREEMENT

by

XPERI HOLDING CORPORATION,

as Borrower

and

THE GUARANTORS PARTY HERETO

in favor of

BANK OF AMERICA, N.A.,

as Collateral Agent

Dated as of June 1, 2020

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		Page

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1.	PLEDGE OF ADDITIONAL SECURITIES COLLATERAL	13
SECTION 5.2.	VOTING RIGHTS; DISTRIBUTIONS; ETC.	13
SECTION 5.3.	CERTAIN AGREEMENTS OF PLEDGORS AS HOLDERS OF EQUITY INTERESTS	14

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

SECTION 6.1.	GRANT OF INTELLECTUAL PROPERTY LICENSE	14
SECTION 6.2.	PROTECTION OF COLLATERAL AGENT’S SECURITY	15
SECTION 6.3.	FOREIGN INTELLECTUAL PROPERTY RECORDING REQUIREMENTS	16
SECTION 6.4.	AFTER-ACQUIRED PROPERTY	16
SECTION 6.5.	LITIGATION	16

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1.	LEGEND	16

ARTICLE VIII

TRANSFERS

SECTION 8.1.	TRANSFERS OF PLEDGED COLLATERAL	17

ARTICLE IX

REMEDIES

SECTION 9.1.	REMEDIES	17
SECTION 9.2.	NOTICE OF SALE	19
SECTION 9.3.	WAIVER OF NOTICE AND CLAIMS	19
SECTION 9.4.	CERTAIN SALES OF PLEDGED COLLATERAL	19
SECTION 9.5.	NO WAIVER; CUMULATIVE REMEDIES	20
SECTION 9.6.	CERTAIN ADDITIONAL ACTIONS REGARDING INTELLECTUAL PROPERTY	20

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EXHIBIT 1	Form of Securities Pledge Amendment
EXHIBIT 2	Form of Joinder Agreement
EXHIBIT 3	Form of Copyright Security Agreement
EXHIBIT 4	Form of Patent Security Agreement
EXHIBIT 5	Form of Trademark Security Agreement

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SECURITY AGREEMENT

This SECURITY AGREEMENT dated as of June 1, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by XPERI HOLDING CORPORATION, a Delaware corporation (the “Borrower”), each other entity identified on the signature pages hereto as a “Pledgor” or becomes party hereto as an additional Guarantor pursuant to Section 3.5 (the “Guarantors” and each a “Guarantor”, and together with the Borrower, the “Pledgors” and each a “Pledgor”), as pledgors and debtors, in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (as hereinafter defined) (in such capacity and together with any successors in such capacity, the “Collateral Agent”), as pledgee and secured party.

R E C I T A L S :

A. The Borrower, the Collateral Agent, Bank of America, N.A., as Administrative Agent, and the lending institutions listed therein have, in connection with the execution and delivery of this Agreement, entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Each Guarantor has, pursuant to the Guarantee Agreement, unconditionally guaranteed the Secured Obligations.

C. The Borrower and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

D. This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Secured Obligations.

F. It is a condition to (i) the obligations of the Lenders to make the Loans under the Credit Agreement and (ii) the performance of the obligations of the Secured Parties under Secured Hedge Agreements and Secured Cash Management Agreements that constitute Secured Obligations that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1. Definitions.

(a) Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:

“Accounts”; “Bank”; “Chattel Paper”; “Commodity Account”; “Commodity Contract”; “Documents”; “Equipment”; “Fixtures”; “Goods”, “Inventory”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “ Records”; “Securities Account”; “Security Entitlement”; “Software”; “Supporting Obligations”; and “Tangible Chattel Paper.”

(b) Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement. Section 1.02 of the Credit Agreement shall apply herein mutatis mutandis.

(c) The following terms shall have the following meanings:

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Borrower” shall have the meaning assigned to such term in the Preamble hereof.

“Collateral Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claims” shall mean, collectively, with respect to each Pledgor, all “commercial tort claims” as such term is defined in the UCC.

“Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany) and Intellectual Property Licenses, between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC and (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC.

“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.

“Copyrights” shall mean, collectively, all copyrights (including mask works and integrated circuit designs, and whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all registrations and applications therefor, together with any and all (i) rights and privileges arising under applicable law with respect to the foregoing and all rights corresponding thereto throughout the world, (ii) renewals, supplements and extensions thereof and amendments thereto and (iii) rights to sue for past, present and future infringements or violations thereof.

“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Deposit Accounts” shall mean, collectively, with respect to each Pledgor, all “deposit accounts” as such term is defined in the UCC and in any event shall include all accounts and sub-accounts relating to any of the foregoing accounts.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or any of the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other Person and the benefits of any and all collateral or other security given by any other Person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances, but in any event shall not include any Excluded Property.

“Intellectual Property” shall mean, collectively, the Patents, Trademarks, Copyrights and Technology.

“Intellectual Property Collateral” shall mean, collectively, (i) the Patents, Trademarks, Copyrights and Technology, in each case, now or hereafter, owned, filed or acquired by, or assigned to, each Pledgor, and (ii) the Intellectual Property Licenses to which a Pledgor is made party.

“Intellectual Property Licenses” shall mean, collectively, with respect to any Person, all license, sublicense and distribution agreements with, and covenants not to sue, any other party with respect to any Intellectual Property, whether such Person is a licensor or licensee, sublicensor or sublicensee, distributor or distributee under any such agreement, together with any and all renewals, extensions, supplements, amendments and continuations thereof, and all rights to sue for past, present and future infringements, breaches or violations thereof.

“Intercompany Notes” shall mean, with respect to each Pledgor, initially all intercompany notes described in Schedule 5 to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor with an outstanding principal amount in excess of $30,000,000 and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 2 hereto.

“Organizational Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.

“Patents” shall mean, collectively, all patents and all patent applications (whether issued, allowed or filed in the United States or any other country or any trans-national patent registry), together with any and all (i) rights and privileges arising under applicable law with respect to the foregoing and all rights corresponding thereto throughout the world, (ii) inventions, discoveries, designs and improvements claimed therein, (iii) reissues, divisions, continuations, reexaminations, extensions and continuations-in-part thereof and amendments thereto and (iv) rights to sue for past, present and future infringements thereof.

“Perfection Certificate” shall mean that certain perfection certificate dated as of the date hereof, executed and delivered by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties, and each other Perfection Certificate (which shall be in substantially similar form or such other form as is reasonably acceptable to the Collateral Agent) executed and delivered by the applicable Guarantor in favor of the Collateral Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedule 4(a) and 4(b) to the Perfection Certificate as being owned by such Pledgor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any issuer, which Equity Interests are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests; provided that Pledged Securities shall not include any Excluded Property.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles (excluding Intellectual Property), (v) Instruments and (vi) all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Pledgors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

“Securities Collateral” shall mean, collectively, the Pledged Securities and the Intercompany Notes.

“Technology” shall mean, collectively, all trade secrets, know-how, technology (whether patented or not), rights in Software (including source code and object code), rights in data and databases, rights in Internet web sites, designs, customer and supplier lists, proprietary information, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any Person, pricing and cost information, business and marketing plans and proposals, together with any and all rights and privileges arising under applicable law with respect to the foregoing and all rights corresponding thereto throughout the world, and rights to sue for past, present and future infringements, misappropriations or violations thereof.

“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.

“Trademarks” shall mean, collectively, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locators (URL’s), domain names, corporate names, brand names, trade names and other identifiers of source or goodwill, whether registered or unregistered, and all registrations and applications for the foregoing (whether statutory or common law and whether applied for or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to the foregoing and all rights corresponding thereto throughout the world, (ii) extensions and renewals thereof and amendments thereto, (iii) goodwill associated with any of the foregoing and (iv) rights to sue for past, present and future infringements, dilutions or violations thereof.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

SECTION 1.2. Interpretation. The rules of interpretation specified in the Credit Agreement (including Section 1.02 thereof) shall be applicable to this Agreement.

SECTION 1.3. Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation hereof.

SECTION 1.4. Perfection Certificate. The Collateral Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1. Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(i)	all Accounts;

(ii)	all Equipment, Goods, Inventory and Fixtures;

(iii)	all Documents, Instruments and Chattel Paper;

(iv)	all Letters of Credit and Letter-of-Credit Rights;

(v)	all Securities Collateral;

(vi)	all Investment Property;

(vii)	all Intellectual Property Collateral;

(viii)	the Commercial Tort Claims described on Schedule 7 to the Perfection Certificate;

(ix)	all General Intangibles;

(x)	all Money and all Deposit Accounts;

(xi)	all Supporting Obligations;

(xii)	all books and records relating to the Pledged Collateral; and

(xiii)

all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (xiii) above or otherwise set forth in this Agreement, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property. Notwithstanding anything herein or in any other Loan Document to the contrary, it is hereby acknowledged and agreed that (x) control agreements providing for perfection by Control shall not be required hereunder or under the Credit Agreement with respect to any Deposit Account, Securities Account or Commodities Account and (y) no actions in any non-U.S. jurisdiction or required by the laws of any non-U.S. jurisdiction to create or perfect any security interest in any Collateral shall be required or requested to be delivered, filed, registered or recorded.

SECTION 2.2. Filings. (a) Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets now owned or hereafter acquired by the Pledgor or in which Pledgor otherwise has rights” or using words of similar effect and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request by the Collateral Agent.

(b) Subject to the limitations set forth in the definition of “Collateral and Guarantee Requirement” set forth in the Credit Agreement, each Pledgor hereby further authorizes the Collateral Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder with respect to registered and applied for Intellectual Property Collateral in the United States, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agent, as secured party.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF PLEDGED COLLATERAL

SECTION 3.1. Delivery of Certificated Securities Collateral. Subject to Section 5.13 of the Credit Agreement, each Pledgor represents and warrants that each certificate or instrument representing or evidencing the Securities Collateral in existence on the date hereof with, in the case of Intercompany Notes, an outstanding principal amount in excess of $30,000,000, has been or will be delivered to the Collateral Agent in accordance with the terms of the Credit Agreement, in each case in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a perfected first priority security interest therein. Each Pledgor hereby agrees that each certificate or instrument representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof with, in the case of Intercompany Notes, an outstanding principal amount in excess of $30,000,000, shall promptly (but in any event within thirty (30) days after receipt thereof by such Pledgor or such longer period as the Collateral Agent may agree in its reasonable discretion) be delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right, with written notice to the Borrower at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

SECTION 3.2. Perfection of Uncertificated Securities Collateral.

(a) Each Pledgor represents and warrants that the Collateral Agent has or will have upon the filing of the applicable financing statements described in Section 3.3 a perfected first priority security interest (subject to Liens permitted under Section 6.02 of the Credit Agreement) in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Securities constituting Equity Interest of a Subsidiary of such Pledgor are at any time not evidenced by certificates of ownership, then such Pledgor shall, to the extent permitted by applicable law, either (i) cause the Organizational Documents of such issuer that is a Subsidiary of such Pledgor to not have elected to be treated as a “security” within the meaning of Article 8 of the UCC or (ii) (A) cause the Organizational Documents of each such issuer that is a Subsidiary of such Pledgor to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities to become certificated and delivered to the Collateral Agent in accordance with the provisions of Section 3.1.

(b) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees (i) to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) at the request of the Collateral Agent, promptly to note on its books the security interests granted to the Collateral Agent and confirmed under this Agreement and (iii) that it will comply with instructions of the Collateral Agent with respect to such Securities Collateral (including all Equity Interests of such issuer) without further consent by such Pledgor.

SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all financing statements necessary to perfect the security interest granted by it to the Collateral Agent in respect of the Pledged Collateral have been delivered to the Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form for filing.

SECTION 3.4. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:

(a) Instruments and Tangible Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper, in each case, with an outstanding principal amount in excess of $30,000,000 other than such Instruments and Tangible Chattel Paper listed in Schedule 5 to the Perfection Certificate. Each Instrument and each item of Tangible Chattel Paper listed in Schedule 5 to the Perfection Certificate with an outstanding principal amount in excess of $30,000,000 has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If, after the date hereof, any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper held by a Pledgor with an outstanding principal amount that exceeds $30,000,000, such Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within thirty (30) days after receipt thereof or such longer period as the Collateral Agent may agree in its reasonable discretion) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may reasonably request from time to time.

(b) Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims in an amount reasonably estimated by such Pledgor to be in excess of $25,000,000 and known by such Pledgor to be in existence other than those listed in Schedule 7 to the Perfection Certificate. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim reasonably estimated by such Pledgor to be in excess of $25,000,000 and known by such Pledgor to be in existence, such Pledgor shall promptly (but in any event within thirty (30) days after obtaining knowledge of such acquisition thereof or such longer period as the Collateral Agent may agree in its reasonable discretion) notify the Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

(c) Securities Accounts and Deposit Accounts. No Pledgor shall grant Control over any Deposit Account or Securities Account to any Person except to the extent the Lien in such Deposit Account or Securities Account is permitted under Section 6.02 of the Credit Agreement.

SECTION 3.5. Joinder of Additional Pledgors. The Borrower shall cause each Subsidiary of the Borrower which, from time to time, after the date hereof shall be required to become a Loan Party pursuant to Section 5.11 of the Credit Agreement, to execute and deliver to the Collateral Agent (a) a Joinder Agreement substantially in the form of Exhibit 2 hereto and (b) a Perfection Certificate (or supplements to the applicable schedules thereto), in each case, within thirty (30) days after such Subsidiary is formed or acquired (or such later date as the Collateral Agent may agree in its reasonable discretion) and, upon such execution and delivery, such Subsidiary shall constitute a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

SECTION 3.6. Supplements; Further Assurances. Subject to Section 6.3 hereof and the other limitations and exceptions set forth herein and in the Credit Agreement, each Pledgor shall take such further actions, and execute and/or deliver to the Collateral Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Collateral Agent may in its reasonable judgment request and deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Collateral Agent’s security interest in the Pledged Collateral or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction in the United States with respect to the security interest created hereby, all in form reasonably satisfactory to the Collateral Agent and in such offices in the United States (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Pledged Collateral. If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and reasonable expense of the Pledgors.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1. Title. Except, in each case, for the Liens granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement, Liens permitted under Section 6.02 of the Credit Agreement and Dispositions permitted under Section 6.05 of the Credit Agreement, such Pledgor owns and has rights in and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, which Pledged Collateral shall be free and clear of any and all Liens. Schedules 6(a) and 6(b) of the Perfection Certificate set forth, as of the date hereof, a true, correct and complete list of all Patents issued by and applied for with the United States Patent and Trademark Office and all Trademarks registered and applied-for with the United States Patent and Trademark Office and Copyrights registered with the United States Copyright Office, in each case owned by each such Pledgor.

SECTION 4.2. Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filing of the financing statements in the jurisdiction of organization of each Pledgor, a perfected security interest in all the Pledged Collateral in which a security interest can be perfected by the filing of a financing statement. Subject to Section 6.3 hereof and the other limitations and exceptions expressly set forth herein and in the Credit Agreement, the security interest and Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a valid and (subject to the filing of the financing statements in the jurisdiction of organization of each Pledgor) perfected, continuing security interest therein, prior to all other Liens on the Pledged Collateral except Liens permitted under Section 6.02 of the Credit Agreement.

SECTION 4.3. Defense of Claims. Subject to Section 5.06 of the Credit Agreement, each Pledgor shall, at its own cost and reasonable expense, take commercially reasonable actions to defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all Persons, at its own cost and expense, at any time claiming any interest therein adverse to the Collateral Agent or any other Secured Party other than Liens permitted under Section 6.02 of the Credit Agreement.

SECTION 4.4. Due Authorization and Issuance. All of the Pledged Securities representing Equity Interests of a Subsidiary of any Pledgor existing on the date hereof have been, and to the extent any Pledged Securities representing Equity Interests of a Subsidiary of any Pledgor are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable.

SECTION 4.5. Consents, etc. While an Event of Default exists, in the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Collateral Agent, such Pledgor agrees to use its commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.6. Pledged Collateral. All information set forth herein, including the schedules hereto, and all information contained in the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects as of the date hereof. As of the date hereof, the Pledged Collateral described on the schedules to the Perfection Certificate (to the extent required to be described therein) constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1. Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any Person required to be pledged hereunder, accept the same in trust for the benefit of the Collateral Agent and promptly (but in any event within thirty (30) days after receipt thereof or such longer period as the Collateral Agent may agree in its reasonable discretion) deliver to the Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 1 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

SECTION 5.2. Voting Rights; Distributions; etc.(a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have provided prior written notice to the Borrower that the rights of the Pledgors under this Section 5.2 are being suspended:

(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Secured Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which would reasonably be expected to have a Material Adverse Effect.

(ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent not prohibited by the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of certificates evidencing securities constituting Pledged Collateral shall be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within thirty (30) days after receipt thereof or such longer period as the Collateral Agent may agree in its reasonable discretion) delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

(b) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have provided prior written notice to the Borrower that the rights of the Pledgors under this Section 5.2 are being suspended, the Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(c) Upon the occurrence and during the continuance of any Event of Default and after the Collateral Agent shall have provided the Borrower with written notice of the suspension of its rights under this Section 5.2:

(i) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

(ii) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

(d) Each Pledgor shall, at its sole cost and reasonable expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may reasonably request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

(e) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall promptly (but in any event within thirty (30) days after receipt thereof or such longer period as the Collateral Agent may agree in its reasonable discretion) be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

SECTION 5.3. Certain Agreements of Pledgors As Holders of Equity Interests. In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING

INTELLECTUAL PROPERTY COLLATERAL

SECTION 6.1. Grant of Intellectual Property License. Following the occurrence and during the continuance of an Event of Default, solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under Article IX hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent permitted by applicable law, a non-exclusive, worldwide, royalty-free (and free of any other obligation of payment or compensation) license and sublicense (to the extent permitted under an applicable Intellectual Property License and without requiring any additional payment or other financial obligation by such Pledgor to any third party under any Contract) to use or license or sublicense any of the Intellectual Property Collateral now owned or licensed-in or hereafter acquired by such Pledgor, wherever the same may be located; provided that (i) such license shall be subject to the rights of any licensee (other than any Pledgor) under any Intellectual Property License granted prior to such Event of Default, (ii) such license shall include reasonable and customary terms necessary to preserve the existence, validity and value of the Intellectual Property Collateral, including provisions requiring the continuing confidential handling of trade secrets, the use of appropriate notices and prohibiting the use of false notices and, in the case of Trademarks, sufficient rights to quality control and inspection in favor of such Pledgor to avoid the risk of invalidation or abandonment of such Trademarks, and (iii) to the extent the foregoing license is a sublicense of such Pledgor’s rights as licensee under any Intellectual Property License, the license to the Collateral Agent shall be in accordance with any limitations in such Intellectual Property License, including prohibitions on further sublicensing. Subject to the foregoing provisos, such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

SECTION 6.2. Protection of Collateral Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent of any adverse determination in any proceeding or the institution of any proceeding in any U.S. federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding any owned Intellectual Property Collateral material to the business of the Pledgors, taken as a whole, such Pledgor’s right to register such owned material Intellectual Property Collateral or its right to keep and maintain such owned material Intellectual Property Collateral in full force and effect, (ii) maintain, protect and defend all such owned material Intellectual Property Collateral, (iii) not permit to lapse or become abandoned any such owned material Intellectual Property Collateral except if no longer used or useful in the conduct of its business or uneconomical to prosecute or maintain, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such material owned Intellectual Property Collateral, in either case in the ordinary course of business, in each case except as shall be consistent with such Pledgor’s reasonable business judgment, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event which would materially and adversely affect the value or utility of any such owned material Intellectual Property Collateral or the rights and remedies of the Collateral Agent in relation thereto including a levy or threat of levy or any legal process against any such owned material Intellectual Property Collateral, (v) not exclusively license any such owned material Intellectual Property Collateral or amend or permit the amendment of any of such licenses in a manner that would result in an exclusive license being granted under any owned material Intellectual Property or in any manner that would reasonably be expected to have a Material Adverse Effect, without the consent of the Collateral Agent, (vi) diligently keep adequate records respecting all such material owned Intellectual Property Collateral and (vii) furnish to the Collateral Agent together with the annual financial statements delivered pursuant to Section 5.01(a) of the Credit Agreement for each fiscal year of the Borrower upon the Collateral Agent’s request therefor updated Schedules 6(a) and 6(b) of the Perfection Certificate. Notwithstanding the foregoing, nothing herein shall prevent any Pledgor from settling, disposing of, or otherwise using any Intellectual Property Collateral as permitted under the Credit Agreement.

SECTION 6.3. Foreign Intellectual Property Recording Requirements. Notwithstanding anything herein to the contrary, no actions in any non-U.S. jurisdiction or required by the laws of any non-U.S. jurisdiction to create or perfect any security interest in any Intellectual Property shall be required or requested to be delivered, filed, registered or recorded.

SECTION 6.4. After-Acquired Property. If any Pledgor shall at any time after the date hereof (i) obtain any ownership interest or other rights in any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any issuance of a patent application, or if any intent-to use trademark application is no longer subject to clause (x) of the definition of Excluded Property, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. With respect to any United States federally registered or applied for Intellectual Property Collateral not previously disclosed to the Collateral Agent (“New IP Collateral”), Pledgor shall, together with the annual financial statements delivered pursuant to Section 5.01(a) of the Credit Agreement for each fiscal year of the Borrower, provide to the Collateral Agent written notice of any of the foregoing and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) in such New IP Collateral above by execution of an instrument in the form of Exhibits 3 through 5 attached hereto with respect to such New IP Collateral, or any other form reasonably acceptable to the Collateral Agent and the filing and recordal of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Collateral Agent’s security interest in such New IP Collateral, including promptly filing such instruments or statements with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. Further, each Pledgor authorizes the Collateral Agent to modify this Agreement by amending Schedules 6(a) and 6(b) to the Perfection Certificate to include any applicable Intellectual Property Collateral of such Pledgor acquired or arising after the date hereof.

SECTION 6.5. Litigation. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral (excluding Patents to the extent prohibited by any applicable Contract to which a Pledgor is a party or otherwise to the extent prohibited by applicable law) and/or bring suit in the name of any Pledgor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral (excluding Patents to the extent prohibited by any applicable Contract to which a Pledgor is a party or otherwise to the extent prohibited by applicable law) and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably requested by the Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agent for all costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.5 in accordance with Section 9.03 of the Credit Agreement.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1. Legend. Each Pledgor shall legend, at the request of the Collateral Agent made at any time after the occurrence and during the continuance of any Event of Default and in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and the other books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

ARTICLE VIII

TRANSFERS

SECTION 8.1. Transfers of Pledged Collateral. No Pledgor shall Dispose of any of the Pledged Collateral pledged by it hereunder except as permitted by the Credit Agreement.

ARTICLE IX

REMEDIES

SECTION 9.1. Remedies. Upon the occurrence and during the continuance of any Event of Default (which, for the avoidance of doubt, are described in Section 7.01 of the Credit Agreement), the Collateral Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly pay such amounts to the Collateral Agent;

(iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

(v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Secured Obligations as provided in Article X hereof;

(vi) Retain and apply the Distributions to the Secured Obligations as provided in Article X hereof;

(vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

(viii) Exercise all the rights and remedies of a secured party on default under the UCC, and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such Person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

SECTION 9.2. Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 9.3. Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence, bad faith or willful misconduct on the part of the Collateral Agent. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

SECTION 9.4. Certain Sales of Pledged Collateral.

(a) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.

(b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to Persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

(c) If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property in accordance with the terms of this Agreement, upon written request, the applicable Pledgor shall from time to time furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(d) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that (i) no Event of Default has occurred and is continuing or (ii) that this Agreement has been terminated pursuant to Section 11.4 hereof and/or the relevant Pledgor or Pledgors have been released from its or their obligations in accordance with the Credit Agreement.

SECTION 9.5. No Waiver; Cumulative Remedies.

(a) No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

(b) In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

SECTION 9.6. Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent, each Pledgor shall execute and deliver to the Collateral Agent an assignment or assignments of such Pledgor’s owned Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes hereof to the extent such assignment does not result in any loss of rights therein under applicable law. Within five (5) Business Days (or such later date as the

Collateral Agent may reasonably agree) of written notice thereafter from the Collateral Agent, each Pledgor shall make available to the Collateral Agent, to the extent within such Pledgor’s power and authority, such personnel in such Pledgor’s employ on the date of the Event of Default as the Collateral Agent may reasonably designate to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the Intellectual Property Collateral, and such Persons shall be available to perform their prior functions on the Collateral Agent’s behalf.

ARTICLE X

APPLICATION OF PROCEEDS

SECTION 10.1. Application of Proceeds. The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, in accordance with Section 2.15(f) of the Credit Agreement.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1. Concerning Collateral Agent.

(a) The Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. Each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of the Secured Parties in accordance with the terms of this Agreement. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

(b) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

(c) The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(d) If any item of Pledged Collateral also constitutes collateral granted to the Collateral Agent under any other security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other security agreement, pledge or instrument of any type in respect of such Pledged Collateral, the terms of this Agreement shall be controlling with regard to such Pledged Collateral.

(e) The Collateral Agent may rely on advice of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 5.03 or Section 6.03(a) of the Credit Agreement. If any Pledgor fails to provide information to the Collateral Agent about such changes on a timely basis, the Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Pledged Collateral, for which the Collateral Agent needed to have information relating to such changes. The Collateral Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Pledgor.

SECTION 11.2. Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 9.03 of the Credit Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Collateral Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

SECTION 11.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other Persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and, in the case of a Secured Party that is a party to a Secured Hedge Agreement or a Secured Cash Management Agreement, such Secured Hedge Agreement or Secured Cash Management Agreement, as applicable. Each of the Pledgors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

SECTION 11.4. Termination; Release. When all the Obligations (other than contingent obligations for which no claim has been asserted) have been paid in full and the Commitments of the Lenders to make any Loan under the Credit Agreement shall have expired or been sooner terminated in accordance with the provisions of the Credit Agreement, this Agreement shall terminate. Upon termination of this Agreement the Pledged Collateral shall be released from the Lien of this Agreement. Upon such release or any release of a Pledgor herefrom or Pledged Collateral or any part thereof in accordance with the provisions of the Credit Agreement, the liens and security interests in the Equity Interests of such Pledgor or such Pledged Collateral shall automatically terminate and the Collateral Agent shall, upon the request and at the sole cost and reasonable expense of the Pledgors, assign, transfer and deliver to any applicable Pledgor, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Pledged Collateral or any part thereof so released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

SECTION 11.5. Modification in Writing. Except as provided in Section 3.5 and Section 5.1, no amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Collateral Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 11.6. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Collateral Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.

SECTION 11.7. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 11.8. Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

SECTION 11.9. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11.10. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 11.11. No Credit for Payment of Taxes or Imposition. Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Taxes on the Pledged Collateral or any part thereof.

SECTION 11.12. No Claims Against Collateral Agent. Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 11.13. No Release. Subject to Section 9.15 of the Credit Agreement, nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Collateral Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The agreements of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor’s obligations under this Agreement, the Credit Agreement and the other Loan Documents.

SECTION 11.14. Obligations Absolute. Subject to Section 9.15 of the Credit Agreement, all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(ii) any lack of validity or enforceability of the Credit Agreement, any Secured Hedge Agreement, Secured Cash Management Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

(iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Secured Hedge Agreement, Secured Cash Management Agreement or any other Loan Document or any other agreement or instrument relating thereto;

(iv) any pledge, exchange, release or non-perfection of any other Pledged Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Secured Hedge Agreement, any Secured Cash Management Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

(vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor (other than the payment in full of the Secured Obligations (other than contingent obligations for which no claim has been asserted)).

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

XPERI HOLDING CORPORATION,
as Pledgor

By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Chief Financial Officer

XPERI CORPORATION
TESSERA TECHNOLOGIES, INC.
TESSERA ADVANCED TECHNOLOGIES, INC.
TESSERA INTELLECTUAL PROPERTY CORP.
TESSERA, INC.
INVENSAS BONDING TECHNOLOGIES, INC.
DTS, INC.
PHORUS, INC.,
as Pledgors

By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Chief Financial Officer

MANZANITA SYSTEMS, LLC
DTS LLC
DTS WASHINGTON LLC,
as Pledgors

By:	DTS INC., as sole member of each of Manzanita Systems, LLC and DTS Washington LLC, and as manager of DTS LLC

By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Chief Financial Officer

[Signature Page to Security Agreement]

FOTONATION CORPORATION
IBIQUITY DIGITAL CORPORATION
INVENSAS CORPORATION,
as Pledgors

By:	/s/ Paul E. Davis
	Name:	Paul E. Davis
	Title:	Senior Vice President, General Counsel
and Corporate Secretary

[Signature Page to Security Agreement]

TIVO CORPORATION
ROVI CORPORATION
TIVO SOLUTIONS INC.
SONIC SOLUTIONS LLC
ROVI SOLUTIONS CORPORATION
ROVI GUIDES, INC.
TVSM PUBLISHING, INC.
ROVI TECHNOLOGIES CORPORATION
TIVO PRODUCT HOLDCO LLC
TIVO PLATFORM TECHNOLOGIES LLC
DIGITALSMITHS CORPORATION
TIVO BRANDS LLC
TV GUIDE ONLINE, INC.
GEMSTAR-TV GUIDE INTERACTIVE, LLC
TIVO RESEARCH AND ANALYTICS, INC.
VEVEO, INC.
TV GUIDE MEDIA SALES, INC.
ROVI DATA SOLUTIONS, INC.
ALL MEDIA GUIDE, LLC
TV GUIDE INTERNATIONAL, INC.,
as Pledgors

By:	/s/ Wesley Gutierrez
	Name:	Wesley Gutierrez
	Title:	Treasurer

APTIV DIGITAL LLC
GEMSTAR DEVELOPMENT LLC,
as Pledgors

By:	ROVI GUIDES, INC., as sole member

By:	/s/ Wesley Gutierrez
	Name:	Wesley Gutierrez
	Title:	Treasurer

[Signature Page to Security Agreement]

BANK OF AMERICA, N.A.,
as Collateral Agent

By:	/s/ Linda Mackey
	Name:	Linda Mackey
	Title:	Vice President

[Signature Page to Security Agreement]

EXHIBIT 1

[Form of]

SECURITIES PLEDGE AMENDMENT

This Securities Pledge Amendment, dated as of [                    ], is delivered pursuant to Section 5.1 of the Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of June 1, 2020, made by XPERI HOLDING CORPORATION, a Delaware corporation (the “Borrower”), and the Guarantors party thereto in favor of BANK OF AMERICA, N.A., as Collateral Agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

Exh. 1-1

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE

[ ],

as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED:

BANK OF AMERICA, N.A.,
as Collateral Agent

By:
Name:
Title:

Exh. 1-2

EXHIBIT 2

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

Ladies and Gentlemen:

Reference is made to the Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of June 1, 2020, made by XPERI HOLDING CORPORATION, a Delaware corporation (the “Borrower”), and the Guarantors party thereto in favor of BANK OF AMERICA, N.A., as Collateral Agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [                    ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Articles V, VI and VII of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and Article III of the Credit Agreement as of the date hereof. The New Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether the New Pledgor is an organization, the type of organization and any organizational identification number issued to the New Pledgor, (ii) any financing or continuation statements or other documents without the signature of the New Pledgor where permitted by law, including the filing of a financing statement describing the Pledged

Exh. 2-1

Collateral as “all assets now owned or hereafter acquired by the New Pledgor or in which New Pledgor otherwise has rights” or using words of similar effect and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. The New Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request by the Collateral Agent.

Annexed hereto [are supplements to each of the schedules to the Perfection Certificate][is a Perfection Certificate] with respect to the New Pledgor. [Such supplements shall be deemed to be part of the Perfection Certificate.]

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Exh. 2-2

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

[Schedules to be attached]

Exh. 2-3

EXHIBIT 3

[Form of]

Copyright Security Agreement

This Copyright Security Agreement dated as of [                    ] made by [                    ] and [                    ] as pledgors and debtors (in such capacities and together with any successors in such capacities, individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of BANK OF AMERICA, N.A., in its capacity as Collateral Agent pursuant to the Credit Agreement (as defined in the Security Agreement), as pledgee and secured party (in such capacities and together with any successors in such capacities, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement [of even date herewith] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the “Security Agreement”) made in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors and the Collateral Agent hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. As collateral security for the payment and performance in full of all Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Copyright Collateral”):

(a) all copyrights (including mask works and integrated circuit designs) of such Pledgor now or hereafter, owned, filed or acquired by, or assigned to, such Pledgor, including the those listed on Schedule I attached hereto (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications, together with any and all (i) rights and privileges arising under applicable law with respect to the foregoing and all rights corresponding thereto throughout the world, (ii) renewals, supplements and extensions thereof and amendments thereto and (iii) rights to sue for past, present and future infringements or violations thereof (collectively, “Copyrights”);

(b) inbound exclusive licenses of Copyrights of such Pledgor listed on Schedule I attached hereto; and

(c) all Proceeds of any and all of the foregoing.

Exh. 3-1

Notwithstanding anything to the contrary contained in clauses (a), (b) and (c) above or otherwise set forth in this Copyright Security Agreement, the security interest created by this Copyright Security Agreement shall not extend to, and the term “Copyright Collateral” shall not include, any Excluded Property.

SECTION 3. Security Agreement. The lien and security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the lien and security interest granted to the Collateral Agent pursuant to the Security Agreement and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement and at the other times required by Section 9.15 of the Credit Agreement, (a) this Copyright Security Agreement shall terminate and (b) the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyright Collateral under this Copyright Security Agreement, all at the Pledgors’ sole cost and expense.

SECTION 5. Counterparts. This Copyright Security Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument. Delivery of any executed counterpart of a signature page of this Copyright Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Copyright Security Agreement.

SECTION 6. Governing Law; Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

[signature pages follow]

Exh. 3-2

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Copyright Security Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

[PLEDGORS], as Pledgor

By:
Name:
Title:

Exh. 3-3

Accepted and Agreed:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

Exh. 3-4

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

UNITED STATES COPYRIGHT REGISTRATIONS AND UNITED STATES COPYRIGHT

APPLICATIONS

United States Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

United States Inbound Exclusive Copyright Licenses:

Exh. 3-5

EXHIBIT 4

[Form of]

Patent Security Agreement

This Patent Security Agreement dated as of [                    ] made by [                    ] and [                    ] as pledgors and debtors (in such capacities and together with any successors in such capacities, individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of BANK OF AMERICA, N.A., in its capacity as Collateral Agent pursuant to the Credit Agreement (as defined in the Security Agreement), as pledgee and secured party (in such capacities and together with any successors in such capacities, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement [of even date herewith] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the “Security Agreement”) made in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors and the Collateral Agent hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. As collateral security for the payment and performance in full of all Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Patent Collateral”):

(a) all patents and all patent applications (whether issued, allowed or filed in the United States or any other country or any trans-national patent registry) of such Pledgor now or hereafter, owned, filed or acquired by, or assigned to, such Pledgor, including the patents and patent applications listed on Schedule I attached hereto, together with any and all (i) rights and privileges arising under applicable law with respect to the foregoing and all rights corresponding thereto throughout the world, (ii) inventions, discoveries, designs and improvements described or claimed therein, (iii) reissues, divisions, continuations, reexaminations, extensions and continuations-in-part thereof and amendments thereto and (iv) rights to sue for past, present and future infringements thereof; and

(b) all Proceeds of any and all of the foregoing.

Exh. 4-1

Notwithstanding anything to the contrary contained in clauses (a) and (b) above or otherwise set forth in this Patent Security Agreement, the security interest created by this Patent Security Agreement shall not extend to, and the term “Patent Collateral” shall not include, any Excluded Property.

SECTION 3. Security Agreement. The lien and security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the lien and security interest granted to the Collateral Agent pursuant to the Security Agreement and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement and at the other times required by Section 9.15 of the Credit Agreement, (a) this Patent Security Agreement shall terminate and (b) the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patent Collateral under this Patent Security Agreement, all at the Pledgors’ sole cost and expense.

SECTION 5. Counterparts. This Patent Security Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument. Delivery of any executed counterpart of a signature page of this Patent Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Patent Security Agreement.

SECTION 6. Governing Law; Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

[signature pages follow]

Exh. 4-2

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Patent Security Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

[PLEDGORS], as Pledgor

By:
Name:
Title:

Accepted and Agreed:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

Exh. 4-3

SCHEDULE I

to

PATENT SECURITY AGREEMENT

UNITED STATES PATENT REGISTRATIONS AND UNITED STATES PATENT

APPLICATIONS

United States Patent Registrations:

OWNER	REGISTRATION NUMBER	TITLE

United States Patent Applications:

OWNER	APPLICATION NUMBER	TITLE

Exh. 4-4

EXHIBIT 5

[Form of]

Trademark Security Agreement

This Trademark Security Agreement dated as of [                    ] made by [                    ] and [                    ] as pledgors and debtors (in such capacities and together with any successors in such capacities, individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of BANK OF AMERICA, N.A., in its capacity as Collateral Agent pursuant to the Credit Agreement (as defined in the Security Agreement), as pledgee and secured party (in such capacities and together with any successors in such capacities, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement [of even date herewith] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the “Security Agreement”) made in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors and the Collateral Agent hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. As collateral security for the payment and performance in full of all Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Trademark Collateral”):

(a) all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locators (URL’s), domain names, corporate names, brand names, trade names and other identifiers of source or goodwill of such Pledgor now or hereafter, owned, filed or acquired by, or assigned to, such Pledgor, including any of the foregoing listed on Schedule I attached hereto, whether registered or unregistered, and all registrations and applications for the foregoing (whether statutory or common law and whether applied for or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to the foregoing and all rights corresponding thereto throughout the world, (ii) extensions and renewals thereof and amendments thereto, (iii) goodwill associated with any of the foregoing and (iv) rights to sue for past, present and future infringements, dilutions or violations thereof; and

(b) all Proceeds of any and all of the foregoing.

Exh. 5-1

Notwithstanding anything to the contrary contained in clauses (a) and (b) above or otherwise set forth in this Trademark Security Agreement, the security interest created by this Trademark Security Agreement shall not extend to, and the term “Trademark Collateral” shall not include, any Excluded Property (including, for the avoidance of doubt, any trademark application filed on the basis of an intent-to-use such trademark prior to the filing with and acceptance by the United States Patent and Trademark Office of a “Statement of Use” or “Amendment to Allege Use” with respect thereto pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. §1051, et seq.), to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law).

SECTION 3. Security Agreement. The lien and security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the lien and security interest granted to the Collateral Agent pursuant to the Security Agreement and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement and at the other times required by Section 9.15 of the Credit Agreement, (a) this Trademark Security Agreement shall terminate and (b) the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademark Collateral under this Trademark Security Agreement, all at the Pledgors’ sole cost and expense.

SECTION 5. Counterparts. This Trademark Security Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument. Delivery of any executed counterpart of a signature page of this Trademark Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Trademark Security Agreement.

SECTION 6. Governing Law; Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

[signature pages follow]

Exh. 5-2

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Trademark Security Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

[PLEDGORS], as Pledgor

By:
Name:
Title:

Accepted and Agreed:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

Exh. 5-3

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

UNITED STATES TRADEMARK REGISTRATIONS AND UNITED STATES TRADEMARK

APPLICATIONS

United States Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

United States Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

Exh. 5-4